Exhibit 3.1

CIRCADIAN TECHNOLOGIES LIMITED

MIKE TONROE

Level 4

650 Chapel Street

SOUTH YARRA VIC 3141

Certificate of the Registration of a Company

This is to certify that

CIRCADIAN TECHNOLOGIES LIMITED

Australian Company Number 006 340 567

Did on the third day of December 2015 change its name to

OPTHEA LIMITED

Australian Company Number 006340567

The company is a public company.

The company is limited by shares.

The company is taken to be registered under the Corporations

Act 2001 in Victoria and the date of commencement of

registration is the seventeenth day of October 1984.

Issued by the Australian Securities and Investments Commission on this eighth day of December, 2008.

/s/ Greg Medcraft

Greg Medcraft Chairman

CIRCADIAN TECHNOLOGIES LIMITED

Level 1

10 Wallace Avenue

TOORAK VIC 3142

Certificate of the Registration

of a Company

Corporations Act 2001 Paragraph 1274 (2) (b)

This is to certify that

CIRCADIAN PHARMACEUTICALS LIMITED

Australian Company Number 006 340 567

is taken to be registered as a company under the

Corporations Act 2001 in Victoria.

On the eleventh day of March 1987 the company changed its name to

CIRCADIAN TECHNOLOGIES LIMITED

The company is limited by shares.

The company is a public company.

The day of commencement of registration is

the seventeenth day of October 1984.

Issued by the Australian Securities and Investments Commission on this eighth day of December, 2008.

/s/ E. Armistead
A delegate of the Australian Securities and Investments Commission

CIRCADIAN TECHNOLOGIES LIMITED

Level 1

10 Wallace Avenue

TOORAK VIC 3142

Certificate of the Registration

of a Company

Corporations Act 2001 Paragraph 1274 (2) (b)

This is to certify that

CIRCADIAN PHARMACEUTICALS LIMITED

Australian Company Number 006 340 567

is taken to be registered as a company under the

Corporations Act 2001 in Victoria.

On the eleventh day of March 1987 the company changed its name to

CIRCADIAN TECHNOLOGIES LIMITED

The company is limited by shares.

The company is a public company.

The day of commencement of registration is

the seventeenth day of October 1984.

Issued by the Australian Securities and Investments Commission on this twenty-sixth day of October, 2004.

/s/ W. Squires
A delegate of the Australian Securities and Investments Commission